UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009

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Insight Management Corporation

(Exact name of registrant as specified in its charter)

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Florida	333-148697	20-8715508
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

11637 Orpington Street

Orlando, Florida 32817

(Address of Principal Executive Office) (Zip Code)

(407) 207-0400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

N/A

Item 1.02

Termination of a Material Definitive Agreement.

N/A

Item 1.03

Bankruptcy or Receivership.

N/A

Section 2 - Financial Information

Item 2.01

Completion of Acquisition or Disposition of Assets.

A merger with Microresearch (MCEA) was closed and completed on June 29, 2009, subject to the appropriate filing with the SEC.  It was previously announced on April 24, 2009, that a definitive merger agreement was signed under which MCEA would become a subsidiary of the Registrant. Pursuant to the agreement, MCEA shareholders will receive 1.5 Registrant shares for each share they own in MCEA. This exchange shall be automatic. Registrant shareholders prior to this merger will not change their holdings in the Registrant. Microresearch President and CEO, Jennifer Rapacki, will lead Insight Management Corporation.

The acquisition of Rebel Testing Inc. (RTI) was closed and completed on June 30, 2009. RTI will be a wholly-owned subsidiary.

(a) The date of completion of the transaction with MCEA: June 29, 2009.  The date of completion of the transaction with RTI through MCEA: June 20, 2009.

(b) The acquisition of MCEA involves a reverse triangular merger, where the MCEA will become an wholly-owned subsidiary under the Registrant. The acquisition of RTI involves a reverse triangular merger, where RTI will become a wholly-owned subsidiary under the Registrant through MCEA.

(c) The reverse triangular merger between MCEA and the Registrant was approved by the Registrant’s board of directors and the majority shareholders of MCEA.  The reverse triangular merger between MCEA and RTI was approved by the sole owners, Randy Dayhoff and David Castelli, and MCEA’s board of directors.

(d) MCEA shareholders will receive 1.5 shares of Registrant stock for every one share owned in MCEA.  The sellers of RTI received $20,000 at closing and shall receive the following consideration payment:

1.

US$2,230,000 paid 60 days after effective registration of MCEA shares with the Securities and Exchange Commission (SEC) which shall not exceed ninety (90) days from the dates of Closing. This payment shall accumulate a pro rata 6% interest rate per annum from date of Closing until such payment is made.

2.

US$1,000,000 paid at the end of 12 months after the Closing Date, if Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) at the time of payment equals the EBITDA target set between the parties.

3.

US$1,000,000 paid at the end of 24 months after the Closing Date, if EBITDA at the time of payment equals the EBITDA target set between the parties.

4.

US$750,000 paid at the end of 36 months after the Closing Date, if EBITDA at the time of payment equals the EBITDA target set between the parties.

5.

If, at the time of a payment under Sub-sections 2, 3, and 4 above, the EBITDA is less than the EBITDA target set between the parties, but more than 50% of such target, RTI Sellers shall receive only that percentage of such payment. The remaining percentage of the payment  under Sub-sections 2, 3, and 4 above shall be forfeited by the RTI Sellers for all time.

6.

If, at the time of a payment, the EBITDA exceeds the EBITDA target set between the parties, RTI Sellers shall receive such percentage above such payment.

7.

At no point shall the total of the payments be more than the Purchase Amount. There shall only be the timed payments above.

8.

EBITDA calculation for purposes of the payments shall be based upon the financials for the 12 months preceding the date of payment.

(e) No material relationship exists between the sellers of the acquisitions and the registrant or registrant’s shareholders.

Item 2.02

Results of Operations and Financial Condition.

N/A

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

N/A

Item 2.04

Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

N/A

Item 2.05

Costs Associated with Exit or Disposal Activities.

N/A

Item 2.06

Material Impairments.

N/A

Section 3 - Securities and Trading Markets

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

N/A

Item 3.02

Unregistered Sales of Equity Securities.

N/A

Item 3.03

Material Modification to Rights of Security Holders.

N/A

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

N/A

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

N/A

Section 5 - Corporate Governance and Management

Item 5.01

Changes in Control of Registrant.

Due to the merger transactions mentioned above in Item 2.01, the majority of MCEA shareholders shall become the majority shareholders in the registrant.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the plan of merger between the registrant and the acquired companies, the registrant’s existing board members will be replaced by MCEA’s current board members. The replacement shall occur under Florida State Statutes 607.0807, resignation of directors, and 607.0809, vacancy on the board.

There were no disagreements between any parties, the registrant, and the departing directors.

Under the plan of merger between the registrant and the acquired companies, Jennifer Rapacki shall assume the duties of president and treasurer.  Also under the plan of merger, the registrant’s existing officers shall resign. The new registrant board of directors shall hire individuals for the position of treasurer and secretary. Until filled, Jennifer Rapacki shall assume temporary duties of these positions.

There were no disagreements between any parties, the registrant, and the departing officers.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

N/A

Item 5.04

Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

N/A

Item 5.05

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

N/A

Section 5.06 -Change in Shell Company Status.

N/A

Section 6 -Asset-Backed Securities

N/A

Item 6.01

ABS Informational and Computational Material.

N/A

Item 6.02

Change of Servicer or Trustee.

N/A

Item 6.03

Change in Credit Enhancement or Other External Support.

N/A

Item 6.04

Failure to Make a Required Distribution.

N/A

Item 6.05

Securities Act Updating Disclosure.

N/A

Section 7 - Regulation FD Item 7.01 Regulation FD Disclosure.

N/A

Section 8 - Other Events Item 8.01 Other Events.

N/A

Item 8.01

Disclosing the nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 through 243.103).

N/A

Section 9 - Financial Statements and Exhibits

The registrant is currently conducting audits on the acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date

/s/ Jennifer Rapacki
Jennifer Rapacki Acting President/CEO as assigned by Justin Martin, President

*Print name and title of the signing officer under his signature.0020